UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          April 23, 2020

Snap-on Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 80th Street	Kenosha	Wisconsin	53143-5656
(Address of principal executive offices)			(Zip code)

(262) 656-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	SNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Snap-on Incorporated (the “Company”) held its 2020 Annual Meeting of Shareholders on April 23, 2020 (the “2020 Annual Meeting”). At the 2020 Annual Meeting, the Company’s shareholders: (i) elected 10 members of the Company’s Board of Directors to each serve a one-year term ending at the 2021 Annual Meeting; (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2020; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2020 Annual Meeting (the “2020 Proxy Statement”). There were 54,687,474 shares of the Company’s common stock outstanding and eligible to vote as of the close of business on February 24, 2020, the record date for the 2020 Annual Meeting.
The directors elected to the Company’s Board of Directors for terms expiring at the 2021 Annual Meeting, and the number of votes cast for and against, as well as abstentions and broker non-votes with respect to, each individual, are set forth below:

Director	For	Against	Abstentions	Broker Non-Votes
David C. Adams	43,068,901	323,437	159,126	3,910,879
Karen L. Daniel	40,933,446	2,215,562	402,456	3,910,879
Ruth Ann M. Gillis	42,963,399	425,736	162,329	3,910,879
James P. Holden	40,810,271	2,345,702	395,491	3,910,879
Nathan J. Jones	41,788,753	1,593,176	169,535	3,910,879
Henry W. Knueppel	42,777,385	610,255	163,824	3,910,879
W. Dudley Lehman	41,994,411	1,146,045	411,008	3,910,879
Nicholas T. Pinchuk	39,871,706	3,408,016	271,742	3,910,879
Gregg M. Sherrill	42,253,973	893,937	403,554	3,910,879
Donald J. Stebbins	42,941,697	443,734	166,033	3,910,879
The proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2020 received the following votes:

Votes for approval:	45,586,048	Votes against:	1,634,140	Abstentions:	242,156
Broker non-votes:	0
The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Information” in the 2020 Proxy Statement, received the following votes:

Votes for approval:	34,312,002	Votes against:	8,897,842	Abstentions:	341,620
Broker non-votes:	3,910,879
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP-ON INCORPORATED

Date: April 24, 2020	By:	/s/ Richard T. Miller
Richard T. Miller
Vice President, General Counsel and Secretary